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FOR IMMEDIATE RELEASE

CONTACT:          Elan Yaish
                  Chief Financial Officer
                  Telephone:  (631) 951-7060
                  Fax: (631) 951-7639
                  email: eyaish@mecnet.com


      MANCHESTER TECHNOLOGIES, INC. ANNOUNCES FISCAL THIRD QUARTER RESULTS



     HAUPPAUGE,  NEW YORK - June 9, 2005 - Manchester  Technologies Inc. (NASDAQ
NM: MANC), today announced financial results for its third fiscal quarter and nine months ended April 30, 2005.

     On April 17, 2005, the Company entered into a definitive merger agreement under which entities associated with Caxton-Iseman Capital, Inc. will acquire all of the Company's outstanding shares in an all cash transaction valued at approximately $55 million. Under the terms of the agreement, which was unanimously approved by the Company's Board of Directors, Manchester shareholders will receive $6.40 per share in cash for each share they own at the effective time of the merger.

     Consummation of the merger, which is expected to occur in the third quarter of calendar year 2005, is subject to approval by the holders of two-thirds of the shares of the Company's outstanding common stock, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act, completion of debt financing by Caxton-Iseman and customary closing conditions.

     On May 28, 2004, the Company sold its end-user information technology fulfillment and professional services business to ePlus, inc., a leading provider of enterprise cost management, in an all cash transaction. The results of operations for the three months and nine months ended April 30, 2005 and 2004 for that business have been recorded as discontinued operations in the accompanying condensed consolidated statements of income.

     Revenue from continuing operations for the quarter was $41.9 million as compared with $42.4 million for the comparable quarter last year. Income from continuing operations for the quarter was $14,000 or $0.00 per diluted share as compared with $432,000 or $0.05 per diluted share reported a year ago. Weighted average common shares outstanding used for the computation of diluted earnings per share were 8,772,000 and 8,533,000, respectively.

     Revenue from continuing operations for the nine months was $128.0 million as compared with $132.9 million for the first nine months of last year. Income from continuing operations for the nine months was $2.0 million or $0.24 per diluted share as compared with $2.0 million or $0.24 per diluted share reported a year ago.

     During the three and nine months ended April 30, 2005, the Company recorded losses related to lease buy-out expenses of approximately $666,000 for the buy-out of a capital lease and $325,000 for the buy-out of an operating lease.

     The Company ended the quarter with cash and cash equivalents of $20.5 million, working capital of $39.3 million, total assets of $73.5 million and shareholders' equity of $46.4 million.

MANCHESTER TECHNOLOGIES, INC.
Page 2

About Manchester Technologies, Inc.

Manchester Technologies, Inc. is a distributor of display technology solutions and plasma display monitors through its subsidiary Electrograph Systems, Inc. and is a distributor of computer hardware, primarily to dealers and system integrators. More information about the Company and Electrograph can be obtained by visiting their websites located at http://www.e-manchester.com and the website of its subsidiary at http://www.electrograph.com.

Safe Harbor Statement

This press release contains statements that may constitute forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available information and represent the beliefs of our management. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our inability to attract and retain highly skilled sales representatives or technical personnel necessary to maintain our current operations and implement our growth strategies; our inability to maintain good relationships with our vendors and customers; not being successful in our efforts to focus on higher-margin products and services and not being able to rapidly respond to new product offerings; not managing our inventory successfully; being adversely affected by continued intense competition in the technology industry, including competition from competitors with greater resources; being subject to potentially adverse business conditions that our industry is subject to, including, without limitation, pricing pressures involving distribution channels, market consolidation, a potential short supply of products, continued deterioration in average selling prices of personal computers and display technologies, and a decrease in the growth of the display technology market; the risk that our success is highly dependent upon a select group of senior management and that our revenues and operating results are subject to fluctuation from quarter to quarter; the failure of our information technology systems to function properly; the failure of our actions to enhance shareholder value; failure to consummate the merger; failure of the Company's shareholders to adopt the merger agreement and the merger; the occurrence or existence of any event, fact or set of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a "company material adverse effect" as such term is defined in the merger agreement; failure of the Company and the acquiror to obtain the required consents and approvals under the Hart-Scott-Rodino Act; the imposition of any government conditions to the closing of the proposed transaction; the failure by the Company or the acquiror to satisfy other conditions to the completion of the merger as set forth in the merger agreement; the failure of the acquiror to obtain debt and equity financing; the failure of the Company to collect from Caxton-Iseman. the termination fee of $2.5 million following an event that gives rise to an obligation to pay such termination fee; or the Company's obligation to pay a termination fee of $2.5 million to the acquiror following an event that gives rise to an obligation to pay such termination fee. For further information on these risks and others affecting us, please see our Annual Report on Form 10-K for the year ended July 31, 2004, and those set forth from time to time in our other filings with the Securities and Exchange Commission (the "SEC"). Each of these documents is on file with the SEC and is available free of charge. Readers of this press release are referred to such filings. The forward-looking statements herein speak only as of the date of this press release. We do not undertake to update any forward-looking statement that may be made from time to time by us or on our behalf.


                                - Tables Follow-

                 Manchester Technologies, Inc. and Subsidiaries
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                 Three months ended April 30,       Nine months ended April 30,
                                                   2005          2004                2005                2004
                                                   ----          ----                ----                ----

Revenue                                            $41,902        $42,448          $128,072            $132,943

Cost of Revenue                                     36,649         38,509           111,906             119,712
                                                    ------         ------           -------             -------
       Gross profit                                  5,253          3,939            16,166              13,231


Selling, general and
    administrative expenses                          4,608          3,149            12,317               9,735

Loss on buy-out of capital lease                       666              -               666                   -
                                                       ---        -------               ---              ------
       Income (loss) from operations                   (21)           790             3,183               3,496
Interest and other income (expense), net                46            (70)              179                (166)
                                                        --            ----              ---                 ----
       Income from continuing operations
           before income taxes                          25            720             3,362               3,330
Income tax provision                                    11            288             1,345               1,312
                                                        --           ----             -----               -----
Income from continuing operations                       14            432             2,017               2,018
                                                        --           ----             -----               -----

Discontinued operations
       Income (loss) from operations of
           discontinued component                        -           (714)              995              (2,314)
       Income tax (provision) benefit                    -            285              (398)                905
                                                      ----            ---              ----              ------

       Income (loss)  from discontinued operations       -           (429)              597              (1,409)
                                                      ----           -----              ---              -------

Net income                                            $ 14       $      3            $2,614            $    609
                                                       ===        =======             =====             =======

Income per share from continuing operations
   Basic                                             $ 0.00         $0.05             $0.24               $0.25
                                                      =====          ====              ====                ====

   Diluted                                            $0.00         $0.05             $0.24               $0.24
                                                       ====          ====              ====                ====

Income (loss) per share from discontinued operations
   Basic                                             $ 0.00        $(0.05)            $0.07              $(0.18)
                                                      =====          =====             ====               =====

   Diluted                                            $0.00        $(0.05)            $0.07              $(0.17)
                                                       ====          =====             ====                =====

Net income per share
   Basic                                              $0.00         $0.00             $0.32               $0.08
                                                       ====          ====              ====                ====

   Diluted                                            $0.00         $0.00             $0.31               $0.07
                                                       ====          ====              ====                ====

Weighted average  shares outstanding

  Basic                                                8,486        8,070             8,289               8,017
                                                       =====        =====             =====               =====
  Diluted                                              8,772        8,533             8,519               8,364
                                                       =====        =====             =====               =====

                            - More Tables To Follow -

                 Manchester Technologies, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                     (in thousands except per share amounts)

                                                                     April 30, 2005      July 31, 2004
                                                                      (Unaudited)       -------------
                                                                       ---------
                                Assets
                                ------
Current assets:
     Cash and cash equivalents                                           $20,476           $16,881
     Accounts receivable, net of allowance for doubtful accounts
        of $1,525 and $2,848, respectively                                15,799            15,530
     Inventory                                                            21,166            20,301
     Deferred income taxes                                                 1,212             1,212
     Prepaid taxes                                                           655               916
     Prepaid expenses and other current assets                             1,111             1,266
                                                                           -----             -----
                      Total current assets                                60,419            56,106

Property and equipment, net                                                7,487             9,890
Goodwill, net                                                              3,735             3,735
Deferred income taxes                                                      1,728             1,728
Other assets                                                                 113               183
                                                                           -----           -------
                      Total assets                                       $73,482           $71,642
                                                                          ======            ======


            Liabilities and Shareholders' Equity
            ------------------------------------

Current liabilities:
     Accounts payable and accrued expenses                               $20,899           $21,492
     Current portion of capital lease obligations                            213               246
                                                                          ------          --------

                      Total  current liabilities                          21,112            21,738


Deferred compensation payable                                                 98                98
Capital lease obligations, net of current portion                          5,836             7,683
                                                                           -----             -----
                      Total liabilities                                   27,046            29,519
                                                                          ------            ------
Commitments and contingencies

Shareholders' equity:
     Preferred stock, $.01 par value; 5,000 shares
        authorized, none issued                                                -                 -
     Common stock, $.01 par value; 25,000 shares
        authorized, 8,542 and 8,163 shares issued
        and outstanding                                                       85                82
     Additional paid-in capital                                           21,293            19,597
     Retained earnings                                                    25,058            22,444
                                                                          ------            ------
                    Total shareholders' equity                            46,436            42,123
                                                                          ------            ------
                    Total liabilities and shareholders' equity           $73,482           $71,642
                                                                          ======            ======

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